EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated August 15, 2000, relating to the financial statements of Crest View, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.






                                                    ----------------------------
                                                    LAZAR LEVINE & FELIX LLP

New York, New York
September  14, 2000